Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Tennessee Acquisition
Transaction Enhances Nashville Area Operations

DOTHAN, AL, April 1, 2026 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Four Star Paving, LLC (“Four Star”), a premier commercial paving contractor operating throughout the Nashville, Tennessee metro area. For more than 20 years, Four Star has been recognized as a leading provider of asphalt paving and related construction services in middle Tennessee, serving a variety of municipal, industrial, and commercial customers.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to announce the addition of Four Star to our Tennessee platform company, Pavement Restorations, Inc. (“PRI”). This transaction strengthens our vertical integration of services and enhances our capabilities and scale across the region. Four Star has been a long-standing FOB asphalt customer of our three Nashville-area plants. With the integration of Four Star’s talented workforce into PRI, we are enhancing our construction capacity to support continued growth in middle Tennessee. As the Nashville metro area continues to rapidly grow, we are now better positioned than ever to participate in the resulting construction projects and opportunities. We welcome Robert Loudermilk, Brock Lodge, Clint Hensley and the entire Four Star team to our family of companies and look forward to our shared future together.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black / Ken Dennard
Dennard Lascar Investor Relations
ROAD@DennardLascar.com
(713) 529-6600